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                            ING SENIOR INCOME FUND
                            ING Senior Income Fund

                       Supplement Dated August 23, 2004
                     to ING Senior Income Fund Prospectus
                              Dated July 1, 2004

Effective immediately, the last three sentences of the fifth paragraph under the section entitled "Plan of Distribution," on page 30, of the Prospectus are deleted in their entirety and replaced with the following:

    The rates, on an annual basis, are as follows: 0.25% for Class A, 0.25% for Class B, and 0.50% for Class C. Rights to these ongoing payments generally begin to accrue in the 13th month following the purchase of Class A, Class B or Class C shares, although the Distributor may, in its discretion, pay such financial intermediary 12b-1 fees prior to the 13th month. In addition, a 0.25% fee may be paid on Class Q shares.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE